                                  SCHEDULE 14C
                                 (RULE 14C-101)

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

    Check the appropriate box:
    / /  Preliminary Information Statement
    /X/  Definitive Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                                             RADYNE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                    RADYNE CORP.

                                   APRIL 6, 1998

    TO THE SHAREHOLDERS OF RADYNE CORP.

        You are invited to attend the Annual Meeting (the "Annual Meeting") of the Shareholders of Radyne Corp. (the "Company") to be held on Tuesday, May 5, 1998 at 11:00 a.m., local time, at the Radisson Phoenix Airport Hotel, 3333 East University Drive, Phoenix, Arizona 85034.

        Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Information Statement.

        We look forward to seeing you at the Annual Meeting.

                                                 Robert C. Fitting
                                                 President

    April 6, 1998

                                  RADYNE CORP.
                             5225 SOUTH 37TH STREET
                             PHOENIX, ARIZONA 85040

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 5, 1998

    NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Annual Meeting") of Radyne Corp. (the "Company"), a New York corporation, will be held on Tuesday, May 5, 1998 at 11:00 a.m., local time, at the Radisson Phoenix Airport Hotel, 3333 East University Drive, Phoenix, Arizona 85034 for the following purposes:

        1. To elect directors to serve for the ensuing year and until their successors are elected;

        2. To approve an amendment of the Company's Certificate of Incorporation (a) prescribing a majority vote of outstanding shares for the adoption or approval of a plan of merger or consolidation, the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, or a plan of binding share exchanges, and (b) permitting the shareholders to act without a meeting by written consent of the holders of less than all of the outstanding shares;

        3. To ratify the selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ended December 31, 1997; and

        4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the Information Statement accompanying this Notice.

    Only Shareholders of record at the close of business on April 3, 1998 are entitled to notice of and to vote at the meeting and at any adjournment thereof. The stock transfer books will not be closed between the record date and the date of the meeting. A list of Shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company, 5225 South 37th Street, Phoenix, Arizona 85040.

    All shareholders are cordially invited to attend the meeting in person. However, since it is anticipated that a single shareholder which holds a majority of the Common Stock of the Company will vote in favor of the aforementioned proposals, proxies are not being solicited.

                                  RADYNE CORP.
                             5225 SOUTH 37TH STREET
                             PHOENIX, ARIZONA 85040

                            ------------------------

                             INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                            ------------------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                            ------------------------

    This Information Statement (the "Information Statement") is being furnished pursuant to Sections 14(a) and 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Shareholders") of the common stock, par value $.002 per share (the "Common Stock"), of Radyne Corp., a New York corporation (the "Company"), in connection with certain proposals to be voted on by the Shareholders at an Annual Meeting to be held on May 5, 1998 at 11:00 a.m., local time, at the Radisson Phoenix Airport Hotel, 3333 East University Drive, Phoenix, Arizona 85034. This Information Statement was first mailed to shareholders on or about April 6, 1998.

                               PURPOSE OF MEETING

    The Annual Meeting is being held for the following purposes:

        1. To elect directors to serve for the ensuing year and until their successors are elected;

        2. To approve an amendment of the Company's Certificate of Incorporation (a) prescribing a majority vote of outstanding shares for the adoption or approval of a plan of merger or consolidation, the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, or a plan of binding share exchanges, and (b) permitting the shareholders to act without a meeting by written consent of the holders of less than all of the outstanding shares;

        3. To ratify the selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ended December 31, 1997; and

        4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described herein. The record date for determining those Shareholders who will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof is April 3, 1998 (the "Record Date"). The stock transfer books will not be closed between the Record Date and the date of the meeting. A list of Shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company, 5225 South 37th Street, Phoenix, Arizona 85040.

                                 VOTING RIGHTS

    Each share of Common Stock entitles the holder thereof to one vote. It is anticipated that at the Annual Meeting, Stetsys US, Inc. and Stetsys Pte Ltd, members of the Singapore Technologies group which together hold almost 91% of the 5,931,346 shares of Common Stock outstanding as of the Record Date, will vote in favor of the aforementioned proposals. Since the proposals will have been approved by the holders of the required majority of the Common Stock issued and outstanding, and since the Company has no other outstanding class of stock, no proxies are being solicited in connection with this Information Statement and the accompanying Notice of Annual Meeting of the Shareholders of the Company.

    Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Shareholders. As this Information Statement is being sent to the beneficial owners of the Common Stock on April 6, 1998, which is more than twenty (20) days before the date of the Annual Meeting, the Company anticipates that the actions contemplated by this Information Statement will be effected on or about the close of business on the date of the Annual Meeting.

    The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                            OWNERSHIP OF SECURITIES

    The following table sets forth, as of the date of this Information Statement, the ownership of the Common Stock by (i) each person who is known by the Company to own of record or beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the table under "Executive Compensation and Related Information--Executive Compensation--Summary Compensation Table" below , and
(iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                                                                  NUMBER OF SHARES    PERCENTAGE
NAME AND ADDRESS                                                                    BENEFICIALLY          OF
OF BENEFICIAL OWNER                                                                     OWNED           CLASS
--------------------------------------------------------------------------------  -----------------  ------------
Stetsys US, Inc.................................................................      3,400,000         57.3%
  c/o Singapore Technologies Pte Ltd
  83 Science Park Drive #01-01/02
  The Curie Singapore Science Park
  Singapore 118258.
Stetsys Pte Ltd.................................................................    5,376,000(1)        90.6%*
  c/o Singapore Technologies Pte Ltd
  83 Science Park Drive #01-01/02
  The Curie Singapore Science Park
  Singapore 118258.
Steven Eymann...................................................................        4,000             *
  5225 S. 37th Street
  Phoenix, Arizona 85040
Robert C. Fitting...............................................................          0               0
  5225 S. 37th Street
  Phoenix, Arizona 85040
Robert A. Grimes................................................................        5,500             *
  5225 S. 37th Street
  Phoenix, Arizona 85040
Lee Yip Loi.....................................................................          0               0
  c/o Singapore Technologies Pte Ltd
  83 Science Park Drive #01-01/02
  The Curie Singapore Science Park
  Singapore 118258
Chan Wee Piak...................................................................       10,000             *
  c/o Singapore Technologies Pte Ltd
  83 Science Park Drive #01-01/02
  The Curie Singapore Science Park
  Singapore 118258
Lim Ming Seong..................................................................          0               0
  c/o Singapore Technologies Pte Ltd
  83 Science Park Drive #01-01/02
  Singapore 118258
All executive officers and directors as a group (4 persons).....................       21,000             *

------------------------

*   Less than one percent

(1) The shares reported as owned by Stetsys Pte Ltd include the shares reported as beneficially owned by Stetsys US, Inc., of which Stetsys Pte Ltd is the sole shareholder. All of the stock of Stetsys US, Inc. and Stetsys Pte Ltd is ultimately owned by Singapore Technologies Pte Ltd and, in turn, by Minister of Finance (Incorporated) of Singapore.

          SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

    Shareholder proposals that are intended to be presented at the Company's annual meeting of Shareholders to be held in 1999 must be received by the Company no later than February 5, 1999 in order to be included in the information or proxy statement and related materials relating to that meeting.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

GENERAL

    A board of five (5) directors is to be elected at the Annual Meeting. It is expected that a majority of the Common Stock will be voted in favor of the five
(5) nominees named below, all of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, an alternate nominee shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until his or her successor has been elected and qualified.

VOTE REQUIRED

    If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors.

NOMINEES

    The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:

NAME OF NOMINEE                                            AGE                              TITLE
-----------------------------------------------------      ---      -----------------------------------------------------
Lim Ming Seong.......................................          50   Chairman of the Board of Directors
Lee Yip Loi..........................................          54   Director
Chan Wee Piak........................................          42   Director
Robert A. Grimes.....................................          45   Director
Robert C. Fitting....................................          62   Director and President

    Lim Ming Seong has been a Director and Chairman of the Board of the Company since August 13, 1996 and is chairman of its Compensation Committee. He is the Chairman of Stetsys US, Inc., which owns a majority of the Company's outstanding Common Stock, and of Vertex Management, Inc., another member of the Singapore Technologies group, and he has been Group Director of Singapore Technologies Pte Ltd since February 1995. From March 1992 to February 1995, he was Executive Director of Singapore Technologies Ventures Pte Ltd and from February 1990 to March 1992, he was Group President of Singapore Technologies Holding Pte Ltd. Prior to that time he held various corporate and government positions, including Deputy Secretary of the Singapore Ministry of Defense from 1979 to 1986.

    Lee Yip Loi, has been a Director of the Company since August 13, 1996 and is chairman of the Audit Committee and a member of the Compensation Committee of the Board. He is also a Director of Stetsys US, Inc., which is the Company's majority shareholder. He has been Regional Director (America) of Singapore Technologies Pte Ltd since March 1994. From May 1990 to January 1997, he was President of Metheus Corporation, another member of the same group of companies. Prior to that time he held a number of managerial positions with such companies as Morgan Guaranty Trust and Singapore Technologies Pte Ltd and government positions with the Singapore Ministries of Education, Defense, Culture and Home Affairs.

    Chan Wee Piak has been a Director since August 13, 1996 and is a member of the Compensation Committee of the Board. He is also a Director of Stetsys US, Inc., which is the Company's majority shareholder. He has been General Manager of Agilis Communication Technologies Pte Ltd, also a member of the Singapore Technologies group, since January 1992. From November 1989 to February 1992, he was General Manager of Chartered Microwave Pte Ltd. Prior to that time, he held various managerial positions in the Singapore Ministry of Defense and Singapore Electronic and Engineering.

    Robert C. Fitting, a member of the Audit Committee of the Board, has been President of the Company since February 1995, and became a Director of the Company in March 1995. For 11 years prior to March, 1995, Mr. Fitting served as Chief Executive Officer and Chairman of the Board of Directors of EFData Corporation, which he co-founded. Mr. Fitting has also served as a Director of California Microwave, Inc. and as a Director of Satellite Technology Management, Inc.

    Robert A. Grimes, a member of the Audit and Compensation Committees of the Board, has served as a member of the Board of Directors since December 1994. For the past seven years, Mr. Grimes has also served as a member of the Board of Directors of Engineering and Technical Services, Inc., of which he was President until December 31, 1997. He was also President of Stetsys US, Inc., the Company's majority shareholder, from February 24, 1997 to January 23, 1998.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of four meetings during the year ended December 31, 1997. Each Director attended all of the meetings of the Board of Directors and committees thereof, if any, upon which such Director served. The Board of Directors has an Audit Committee and a Compensation Committee.

    The Audit Committee, which consists of directors Lee, Grimes and Fitting, met three times during the fiscal year ended December 31, 1997. The Audit Committee reviews and approves the scope of the audit performed by the Company's independent auditors as well as the Company's accounting principles and internal accounting controls.

    The Compensation Committee, which consists of directors Lim, Lee, Chan and Grimes, met three times during the fiscal year ended December 31, 1997. The Committee reviews the performance of management and will at the appropriate times review the structure of management and plans for management succession. The Committee also reviews and approves the Company's compensation policies and administers the Company's 1996 Incentive Stock Option Plan.

    The Company's policy during the year ended December 31, 1997 was to provide no compensation to directors for their services as such.

                                  PROPOSAL TWO
               APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION
                                 OF THE COMPANY

GENERAL

    On March 20, 1998, the Board of Directors authorized, subject to approval by the Shareholders, an amendment of the Certificate of Incorporation of the Company (a) prescribing a majority vote of outstanding shares for the adoption or approval of a plan of merger or consolidation, the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, or a plan of binding share exchanges, and (b) permitting the shareholders to act without a meeting by written consent of the holders of less than all of the outstanding shares.

    Each of these proposed amendments is discussed in greater detail below. Additionally, a proposed form of Certificate of Amendment of the Certificate of Incorporation of the Company is included as Exhibit A of this Information Statement. A Certificate in substantially the form of Exhibit A will be filed with the New York department of state promptly after the Annual Meeting if, as expected, the proposed amendments are adopted by the Shareholders.

    The Board of Directors has determined that the adoption of the proposed amendments will be in the best interests of the Company.

VOTE REQUIRED FOR MERGERS AND CERTAIN OTHER TRANSACTIONS

    Until recently, New York law provided that a merger or consolidation or a sale, lease, exchange or other disposition of all or substantially all of the assets of a New York corporation, such as the Company, would require the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon. A similar requirement applied to certain exchanges of the shares of an acquired corporation for shares of an acquiring corporation.

    Effective as of February 23, 1998, New York law has been amended to reduce the two-thirds minimum vote requirement for the above described transactions to a simple majority of the shares entitled to vote on the proposed transaction, as long as the Company's Certificate of Incorporation has been amended to so provide. The Company's Board of Directors believes that the Company should take advantage of this modernization of New York law, which has conformed the New York Business Corporation Law to the laws of popular states of incorporation such as Delaware.

    After the proposed amendment, Stetsys US, Inc. and Stetsys Pte Ltd, as the Company's majority shareholders, will continue to have the ability to control Company decisions regarding such transactions, even should they at some point reduce their present collective ownership from approximately 91% to as little as a bare majority of the Company's Common Stock. However, the Board believes that the Company's Shareholders' opportunity to maximize the value of their Common Stock will be enhanced if such a transaction cannot be blocked by a minority of the shareholders. Moreover in many cases, New York law provides a mechanism whereby Shareholders who vote against such a transaction can receive fair value for their shares.

SHAREHOLDER ACTION WITHOUT A MEETING

    Until recently New York law permitted the Shareholders to take action without a meeting only if all Shareholders signed a written consent to such action. Effective as of February 23, 1998, the New York statute has been amended to permit such action when the written consent is signed by the holders of shares having at least the minimum number of votes that would be necessary to take the action at a shareholders meeting at which all shares were present and voting. In order for the action to be effective, the minimum number of signed written consents must be delivered to the Company within a sixty-day period in accordance with the New York Business Corporation Law. Moreover, prompt notice of the action must be given to any Shareholders who do not sign the written consent.

    In order for the Company to take advantage of this liberalization of New York law, the Company's Certificate of Incorporation must be amended to so provide. The Board considers such an amendment to be in the best interests of the Company and the Shareholders, because it will obviate the expense and the timing problems associated with the necessity of calling special shareholders meetings or deferring actions until the next annual meeting. Although the amendment will permit the majority shareholder to take action on a unilateral basis without a meeting, the majority shareholder already has the right to take such action at a shareholders meeting. Thus, the meeting performs an essentially informational function which can be less expensively served by the circulation of written notice of the action taken. As the vast majority of beneficial owners of the Common Stock tend to forgo attendance at shareholders meetings, they will be better served by eliminating the need for special meetings to the fullest extent possible.

REQUIRED VOTE

    The adoption of the above described amendments and the Certificate of Amendment of the Certificate of Incorporation requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date. Thus, abstentions and broker non-votes can have the effect of preventing approval where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the votes entitled to be cast.

                                 PROPOSAL THREE
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Company is asking the Shareholders to ratify the selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ended December 31, 1997. It is anticipated that holders of a majority of the shares of Common Stock outstanding will vote in favor of this proposal, which will be sufficient for such ratification.

    Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended December 16, 1994. It is not expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting.

    The Board of Directors is continuing its review of cost and service delivery considerations involved in the selection of the Company's independent accountants for the current fiscal year. Accordingly, the Company is not presently asking the Shareholders to act on the selection of auditors for the fiscal year ending December 31, 1998.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's executive officers, Robert C. Fitting, Steven Eymann and Garry
D. Kline, its president (chief executive officer), executive vice president and chief financial officer, respectively, are compensated pursuant to an employment agreement which was executed in 1995 prior to the Committee members' election to the Board. Mr. Fitting's, Mr. Eymann's and Mr. Kline's compensation is composed principally of base salary and stock options granted in 1996, which become exercisable in accordance with a milestone schedule by reference to the Company's earnings before interest and taxes and provide for a cash bonus to assist in the exercise of any such options which become exercisable. At this time, none of those options have become exercisable.

    On April 29, 1997, in recognition of their fine performance during the previous two years, the Committee recommended, and the Board approved, substantial increases in the executives' base salaries. These increases, the first since the inception of the executives' employment with the Company in early 1995, take into account the relocation of the Company's office and manufacturing facility, the rebuilding of its staff, the rejuvenation of its product lines, the multiplication of its sales figures and substantial progress toward profitability. Mr. Fitting's annual salary was increased to $130,000 per year, Mr. Eymann's to $125,000 and Mr. Kline's to $75,000.

                                          Compensation Committee:

                                              Lim Ming Seong, Chairman
                                              Lee Yip Loi
                                              Chan Wee Piak
                                              Robert A. Grimes

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee consists of Messrs. Lim, Chan, Lee and Grimes. There were no interlocking relationships between the Company and other entities that might affect the determination of the compensation of the executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation for services in all capacities to the Company for the period from the commencement of employment on March 1, 1995 through December 31, 1997 of the Company's President and Vice President. No other executive officer or employee received total annual salary and bonus of more than $100,000.

                                                               YEAR                                  ALL OTHER
NAME AND PRINCIPAL POSITION                                  ENDED (1)    SALARY    OPTIONS (#)   COMPENSATION(2)
-----------------------------------------------------------  ---------  ----------  -----------  -----------------
Robert C. Fitting--President...............................   12/31/97  $  116,529           0       $   1,165
                                                              12/31/96      40,000     279,085             435
                                                              06/30/96      80,000           0             738
                                                              06/30/95      29,231           0               0
Steven Eymann--Vice Pres...................................   12/31/97     111,162           0           1,112
                                                              12/31/96      40,000     279,085             435
                                                              06/30/96      80,000           0             738
                                                              06/30/95      29,231           0               0

------------------------

(1) Mr. Fitting's and Mr. Eymann's employment with the Company commenced on March 1, 1995, so the figures shown for the fiscal year ended June 30, 1995 reflect a four-month period. The Company's fiscal year has been changed to the calendar year, so the figures shown for the year ended December 31, 1996 reflect a period of six months.

(2) Matching 401(k) plan contributions.

STOCK OPTIONS

    No stock options were granted to the above named executive officers during the fiscal year ended December 31, 1997.

AGGREGATE OPTION EXERCISES IN 1997 AND HOLDINGS AT YEAR END

    The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1997 with respect to Robert C. Fitting, the President of the Company, and Steven Eymann, its Vice President.

                                          NUMBER OF                                                       VALUE OF UNEXERCISED,
                                           SHARES                          NUMBER OF UNEXERCISED               IN-THE-MONEY
                                          ACQUIRED          VALUE             OPTIONS HELD AT                   OPTIONS AT
NAME                                     ON EXERCISE   REALIZED($)(1)        DECEMBER 31, 1997             DECEMBER 31, 1997(2)
--------------------------------------  -------------  ---------------  ----------------------------  ------------------------------
                                                                         EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
Robert C. Fitting--President..........         0.00       $    0.00       $    0.00         215,085     $    0.00       $    0.00
Steven Eymann--Vice Pres..............        4,000       $    0.00       $    0.00         215,085     $    0.00       $    0.00

------------------------

(1) Based on the fair market value of the Common Stock on the exercise date, less the per share exercise price.

(2) Based on the fair market value of the Common Stock of $2.50 per share, as determined by the Company's Board of Directors, less the per share exercise price.

PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total returns (assuming the investment of $100 on January 31, 1993 and the reinvestment of dividends(1)) on the Company's Common Stock against the Russell 3000 Stock Index and the SIC Code 366--Communication Equipment Index prepared by Media General Financial Services, Inc. for the period from January 31, 1993 through December 31, 1997. It should be noted that the Company operated under Chapter 11 bankruptcy protection from April 1994 until December 16, 1994, and that the results reported in the graph are not to be interpreted as forecasts of the future performance of the Company's Common Stock.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                                                                FISCAL YEAR ENDING
                                                -----------------------------------------------------------------------------------
COMPANY                                           1/31/93     1/31/94    12/16/94     6/30/95    6/30/96    12/31/96     12/31/97
----------------------------------------------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
RADYNE CORP...................................         100      104.00       40.00      260.00     300.00      320.00       288.00
INDUSTRY INDEX (SIC Code 366).................         100      150.52      156.28      176.26     204.83      191.59       219.77
BROAD MARKET (Russell 3000 Index).............         100      113.16      109.99      131.19     165.31      183.30       241.56

EMPLOYMENT AGREEMENTS

    Under the employment agreement between the Company and Messrs. Fitting and Eymann, they will serve as President and Vice President of the Company until the earlier of June 30, 2000 or such time as the stock options described in the above table become fully exercisable. Pursuant to the agreement, the Company presently pays Mr. Fitting an annual salary of $130,000 and Mr. Eymann an annual salary of $125,000 and has granted them the stock options described in the above table. Each of Mr. Fitting and Mr. Eymann has also agreed that if he exercises any of the stock options, he will not engage in any business which competes with the Company until after the second anniversary of his termination of employment with the Company, except in the case of involuntary termination without cause.

------------------------
(1)   No cash dividends have been declared on the Company's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The principal shareholders of the Company, Stetsys US, Inc. and Stetsys Pte Ltd, are members of the Singapore Technologies group of companies (the "ST Group"). Messrs. Lim Ming Seong, Lee Yip Loi and Chan Wee Piak are all both Directors of the Company and officers and directors of other companies in the ST Group. From February 24, 1997 to January 23, 1998, Robert A. Grimes, a Director of the Company, was also president of Stetsys US, Inc.

    During the fiscal year ended December 31, 1997, the Company made sales to Engineering and Technical Services, Inc. ("ETS") of $152,000. ETS is a wholly owned subsidiary of Stetsys US, Inc.

    During the fiscal year ended December 31, 1997, the Company made sales to Agilis Communication Technologies Pte Ltd, another member of the ST Group, of $540,500. The General Manager of Agilis, Chan Wee Piak, is a Director of the Company.

    On August 12, 1996, Singapore Technologies Electronics Pte Ltd, another member of the ST Group, made an unsecured loan of $4,500,000 to the Company, the proceeds from which were used to pay down a loan payable to ETS. This loan, which bore interest at 8%, was repaid on February 10, 1997 from the proceeds of loans provided by Citibank NA and Stetsys US, Inc. Between November 8 and December 18, 1996, Stetsys US, Inc. made loans to the Company in the aggregate principal amount of $2,100,000, with interest at 8% per annum and maturing in March, 1997. At or about maturity, the accrued interest on these loans was paid by the Company and the principal amounts were repaid with the proceeds of new loans maturing on April 30, 1997. These loans, totalling $4,100,000, were repaid with proceeds of the Rights Offering which was made to the Company's stockholders during the second quarter of 1997.

    The purpose of these loans was to provide Radyne with working capital pending the arrangement of suitable commercial credit lines and completion of the Rights Offering. A $5,000,000 line of credit from Bank of America NT & SA, for which a nonbinding letter of awareness was issued by Singapore Technologies Pte Ltd, had been drawn down by $4,500,000 as of December 31, 1997. The Company also has an uncommitted $5,500,000 line of credit from Citibank NA (of which $5,000,000 had been drawn down as of December 31, 1997) with respect to which Singapore Technologies Pte Ltd has issued a nonbinding letter of awareness.

    Interest expense on notes payable to affiliates was $148,000 for the year ended December 31, 1997. Subsequent to December 31, 1997, Stetsys US, Inc. made loans to the Company of $500,000 and $4,618,272. The loans bear interest at 6.844% per annum with the principal and accrued interest due on January 4, 1999 and February 15, 1999, respectively. The proceeds of the $4,618,272 loan were used by the Company to repay a note payable under the above mentioned $5,000,000 line of credit which was outstanding as of December 31, 1997 and has since been terminated.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms b received by it during the year ended December 31, 1997, the Company believes that, during such year its executive officers, directors and ten percent stockholders complied with all such filing requirements, except that Stetsys Pte Ltd, Temasek Holdings (Private) Limited, Radyne Corp. and Chan Wee Piak each filed a late Form 4 report with regard to a single transaction.

                                 OTHER MATTERS

    The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, other matters may properly come before the Annual Meeting or any adjournment or postponement thereof.

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                             ADDITIONAL INFORMATION

    THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS, IS ENCLOSED HEREWITH. THE COMPANY WILL FURNISH ANY EXHIBIT TO SUCH ANNUAL REPORT ON FORM 10-K UPON REQUEST BY A STOCKHOLDER DIRECTED TO DIRECTOR OF ADMINISTRATION, RADYNE CORP., 5225 SOUTH 37TH STREET, PHOENIX, ARIZONA 85040, FOR A FEE LIMITED TO THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS.

                                          By order of the Board of Directors

                                                     /s/ GARRY KLINE

                                          --------------------------------------
                                                       Garry Kline
                                                        Secretary

Phoenix, Arizona
April 6, 1998

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